POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, GKM Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

     WHEREAS, the undersigned is the President and a Trustee of the Trust;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOHN F. SPLAIN, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 17th day of December, 2001.

                                               /s/ Timothy J. Wahl
                                               ------------------------------
                                                  Timothy J. Wahl
                                                  President and Trustee

STATE OF CALIFORNIA         )
                            )   ss:
COUNTY OF LOS ANGELES       )

     Before me, a Notary Public, in and for said county and state, personally appeared Timothy J. Wahl, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     WITNESS my hand and official seal this 17th day of December, 2001.


                                               /s/  Jessica Poura
                                               -------------------------------
                                               Notary Public
                                               My commission expires:  12/16/04

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, GKM Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

     WHEREAS, the undersigned is a Trustee of the Trust;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOHN F. SPLAIN, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 17th day of December, 2001.

                                               /s/ Nicholas G. Tonsich
                                               -----------------------------
                                                  Nicholas G. Tonsich
                                                  Trustee

STATE OF CALIFORNIA        )
                           )    ss:
COUNTY OF LOS ANGELES      )

     Before me, a Notary Public, in and for said county and state, personally appeared Nicholas G. Tonsich known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     WITNESS my hand and official seal this 17th day of December, 2001.


                                               /s/  Jessica Poura
                                               -------------------------------
                                               Notary Public
                                               My commission expires:  12/16/04

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, GKM Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

     WHEREAS, the undersigned is a Trustee of the Trust;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOHN F. SPLAIN, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 17th day of December, 2001.

                                               /s/ Jed M. Cohen
                                               ------------------------------
                                                  Jed M. Cohen
                                                  Trustee

STATE OF CALIFORNIA     )
                        )    ss:
COUNTY OF LOS ANGELES   )

     Before me, a Notary Public, in and for said county and state, personally appeared Jed M. Cohen, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     WITNESS my hand and official seal this 17th day of December, 2001.


                                               /s/  Jessica Poura
                                               -------------------------------
                                               Notary Public
                                               My commission expires:  12/16/04

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, GKM Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

     WHEREAS, the undersigned is the Treasurer of the Trust;

         NOW, THEREFORE,  the undersigned hereby constitutes and appoints DONALD
S. MENDELSOHN and JOHN F. SPLAIN, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18 day of December, 2001.

                                               /s/  Mark J. Seger
                                               ------------------------------
                                               Mark J. Seger
                                               Treasurer


STATE OF OHIO          )
                       )     ss:
COUNTY OF HAMILTON     )

     Before me, a Notary Public, in and for said county and state, personally appeared Mark J. Seger, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     WITNESS my hand and official seal this 18th day of December, 2001.


                                               /s/  Sue A. Pilcher
                                               -------------------------------
                                               Notary Public
                                               My commission expires: 10/24/2004

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, GKM Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

     NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOHN F. SPLAIN, and each of them, its attorneys for it and in its name, place and stead, and in its office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the President this 17th day of December, 2001.

ATTEST:                                        GKM FUNDS



By: /s/ David L. Kahn                         By: /s/ Timothy J. Wahl
   -----------------------------                  ----------------------------
   David L. Kahn, Secretary                       Timothy J. Wahl, President


STATE OF CALIFORNIA         )
                            )     ss:
COUNTY OF LOS ANGELES       )

     Before me, a Notary Public, in and for said county and state, personally appeared Timothy J. Wahl, President and David L. Kahn, Secretary, who represented that they are duly authorized in the premises, and who are known to me to be the persons described in and who executed the foregoing instrument, and they duly acknowledged to me that they executed and delivered the same for the purposes therein expressed.

     WITNESS my hand and official seal this 17th day of December, 2001.


                                               /s/  Jessica Poura
                                               -------------------------------
                                               Notary Public
                                               My commission expires:  12/16/04

                                   CERTIFICATE

     The undersigned, Secretary of GKM Funds, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at a meeting held December 17, 2001, and is in full force and effect:

     "WHEREAS, GKM Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOHN F. SPLAIN, and each of them, its attorneys for it and in its name, place and stead, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof."

Dated:  December 17, 2001                       /s/ David L. Kahn
                                               -------------------------------
                                               David L. Kahn, Secretary
                                               GKM Funds